UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2013

COMMUNITY FINANCIAL SHARES, INC.

(Exact name of registrant as specified in charter)

Maryland	0-51296	36-4387843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

357 Roosevelt Road, Glen Ellyn, Illinois 60137

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (630) 545-0900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders

On June 25, 2013, Community Financial Shares, Inc., a Delaware corporation (CFIS-Delaware”), completed its reincorporation into the State of Maryland (the “Reincorporation”). The Reincorporation was approved by the stockholders of CFIS-Delaware at the annual meeting of stockholders held on June 13, 2013. The Reincorporation was completed by means of a merger of CFIS-Delaware with and into Community Financial Shares, Inc., a Maryland corporation (“CFIS-Maryland”), a wholly owned subsidiary of CFIS-Delaware incorporated for the purpose of effecting the Reincorporation, with CFIS-Maryland being the surviving corporation.

In the merger: (1) each of the 6,243,688 issued and outstanding shares of CFIS-Delaware common stock was converted into one fully paid and nonassessable share of CFIS-Maryland common stock; (2) each of the 133,211 issued and outstanding shares of CFIS-Delaware Series C Convertible Noncumulative Perpetual Preferred Stock was converted into one fully paid and nonassessable share of CFIS-Maryland Series C Convertible Noncumulative Perpetual Preferred Stock; (3) each of the 56,708 issued and outstanding shares of CFIS-Delaware Series D Convertible Noncumulative Perpetual Preferred Stock was converted into one fully paid and nonassessable share of CFIS-Maryland Series D Convertible Noncumulative Perpetual Preferred Stock; and (4) each of the 6,728 issued and outstanding shares of CFIS-Delaware Series E Convertible Noncumulative Perpetual Preferred Stock was converted into one fully paid and nonassessable share of CFIS-Maryland Series E Convertible Noncumulative Perpetual Preferred Stock. As a result, holders of CFIS-Delaware’s capital securities are now holders of CFIS-Maryland’s capital securities, and their rights as holders thereof are governed by the Maryland General Corporation Law and the Articles of Incorporation and Bylaws of CFIS-Maryland. For a description of the differences between the rights of holders of CFIS-Delaware’s and CFIS-Maryland’s capital securities, see “Comparison of Stockholder Rights” in CFIS-Delaware’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 29, 2013, which description is incorporated by reference herein in its entirety.

The Reincorporation did not result in any change in the business or principal facilities of CFIS-Delaware. Upon completion of the merger, the address of CFIS-Maryland’s principal executive offices is 357 Roosevelt Road, Glen Ellyn, Illinois 60137. CFIS-Maryland’s management and Board of Directors continue as the management and Board of Directors of CFIS-Maryland. CFIS-Maryland’s common stock will continue to trade on the OTCQB under the symbol “CFIS.”

In connection with the completion of the Reincorporation and by operation of Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the common stock of CFIS-Maryland is deemed registered under Section 12(g) of the Exchange Act and CFIS-Maryland has succeeded to CFIS-Delaware’s attributes as the registrant with respect thereto.

Stockholders are not required to exchange their existing CFIS-Delaware stock certificates, which now represent an equivalent number of shares of CFIS-Maryland.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As disclosed under Item 3.03 above, on June 25, 2013, CFIS-Delaware completed the Reincorporation and was merged with and into CFIS-Maryland, with CFIS-Maryland being the surviving corporation. As a result of the Reincorporation, the Articles of Incorporation and By-Laws of CFIS-Maryland will govern the surviving corporation. For a description of the terms of CFIS-Maryland’s Articles of Incorporation and Bylaws, see “Comparison of Stockholder Rights” in CFIS-Delaware’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 29, 2013, which description is incorporated by reference herein in its entirety. Copies of CFIS-Maryland’s Articles of Incorporation and Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	Number	Description

	3.1	Articles of Incorporation of Community Financial Shares, Inc., a Maryland corporation (incorporated by reference to Appendix B to CFIS-Delaware’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 29, 2013).

	3.2	Bylaws of Community Financial Shares, Inc., a Maryland corporation (incorporated by reference to Appendix C to CFIS-Delaware’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 29, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FINANCIAL SHARES, INC.

/s/ Scott W. Hamer
Scott W. Hamer
President and Chief Executive Officer

Date: June 25, 2013